UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 30, 2007

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BNCCORP, INC.
(Exact name of registrant as specified in its charter)

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                                        Delaware                                                                             0-26290                                                                           45-0402816
                   (State of incorporation)                                                           (Commission File Number)                                   (IRS Employer Identification No.)

                                             322 East Main, Bismarck, North Dakota                                                                                     58501
                                              (Address of principal executive offices)                                                                                 (Zip Code)

(701) 250-3040
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On July 30, 2007, BNCCORP, INC. issued a press release announcing its earnings for the quarter ended June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01.              Financial Statements and Exhibits.

(c)            Exhibits.

99.1          Press release issued by BNCCORP, INC., dated July 30, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BNCCORP, Inc.

Date: August 1, 2007	By:	/s/ Gregory K. Cleveland
Gregory K. Cleveland
President

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